EXHIBIT 10.4.5

FOURTH AMENDMENT TO CREDIT AGREEMENT

FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Fourth Amendment”), dated as of December 19, 2007, among PARTNERRE LTD., a company organized under the laws of Bermuda (the “Company”), the Designated Subsidiary Borrowers party to the Credit Agreement referred to below, the lenders party to the Credit Agreement referred to below (each, a “Lender” and, collectively, the “Lenders”) and JPMORGAN CHASE BANK, N.A. (“JPMorgan Chase”), as Administrative Agent (in such capacity, the “Administrative Agent”). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Company, the Designated Subsidiary Borrowers, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of June 17, 2004 and amended and restated as of September 30, 2005 (as in effect on the date hereof, the “Credit Agreement”); and

WHEREAS, the parties hereto desire to make certain modifications to the Credit Agreement as set forth herein;

NOW, THEREFORE, it is agreed:

I.	Fourth Amendment to the Credit Agreement.

1. Section 2.02(a) of the Credit Agreement is hereby amended by deleting the reference to “$100,000,000” appearing therein and inserting “$350,000,000” in lieu thereof.

II.	Miscellaneous Provisions.

1. In order to induce the Lenders to enter into this Fourth Amendment, the Company hereby represents and warrants that:

(a) no Default or Event of Default exists on the Fourth Amendment Effective Date (as defined below), immediately after giving effect to this Fourth Amendment; and

(b) all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the Fourth Amendment Effective Date immediately after giving effect to this Fourth Amendment, with the same effect as though such representations and warranties had been made on and as of the Fourth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

2. This Fourth Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

3. This Fourth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

4. THIS FOURTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5. This Fourth Amendment shall become effective on the date (the “Fourth Amendment Effective Date”) when the Company, each Designated Subsidiary Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, New York 10036, Attention: May Yip-Daniels (facsimile: 212-819-8113).

6. From and after the Fourth Amendment Effective Date all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be a reference to the Credit Agreement as modified hereby on the Fourth Amendment Effective Date, pursuant to the terms of this Fourth Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Fourth Amendment as of the date first above written.

PARTNERRE LTD.

By:
Name:
Title:

PARTNER REINSURANCE COMPANY LTD.

By:
Name:
Title:

PARTNERRE S.A.

By:
Name:
Title:

PARTNER REINSURANCE COMPANY OF THE U.S.

By:
Name:
Title:

By:
Name:
Title:

PARTNERRE INSURANCE COMPANY OF NEW YORK

By:
Name:
Title:

By:
Name:
Title:

PARTNERRE IRELAND INSURANCE LIMITED

By:
Name:
Title:

By:
Name:
Title:

PARTNER REINSURANCE EUROPE LIMITED (formerly known as PARTNER REINSURANCE IRELAND LIMITED)

By:
Name:
Title:

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent

By:
Name:
Title:

WACHOVIA BANK, N.A.

By:
Name:
Title:

BARCLAYS BANK PLC

By:
Name:
Title:

CREDIT SUISSE

By:
Name:
Title:

By:
Name:
Title:

HSBC BANK USA, N.A.

By:
Name:
Title:

BANK OF AMERICA, N.A.

By:
Name:
Title:

CITIBANK, N.A.

By:
Name:
Title:

DEUTSCHE BANK AG NEW YORK BRANCH

By:
Name:
Title:

By:
Name:
Title:

LEHMAN BROTHERS BANK, FSB

By:
Name:
Title:

LLOYDS TSB BANK PLC

By:
Name:
Title:

By:
Name:
Title:

THE ROYAL BANK OF SCOTLAND PLC

By:
Name:
Title:

UBS AG, STAMFORD BRANCH

By:
Name:
Title:

By:
Name:
Title:

MELLON BANK, N.A.

By:
Name:
Title:

NATIONAL AUSTRALIA BANK LTD.

By:
Name:
Title:

STANDARD CHARTERED BANK

By:
Name:
Title:

By:
Name:
Title:

THE BANK OF NOVA SCOTIA

By:
Name:
Title: